LONG-TERM DEBT - Changes in long-term debt (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
LONG-TERM DEBT
Balance at beginning of year	$ 4,240.2	$ 4,219.6
Net change under revolving facility, net of financing costs	(89.3)	(649.1)
Issuance of long-term debt, net of financing costs		790.7
Foreign currency translation	(52.9)	(132.8)
Amortization of financing costs	5.8	5.1
Change in fair value related to hedged interest rate risk	7.7	6.7
Balance at end of year	$ 4,111.5	$ 4,240.2